Exhibit 99.1

Hewlett Packard Enterprise and Juniper Networks Strongly Oppose Department of Justice’s Decision to File Suit to Block Acquisition

Proposed Acquisition Drives Innovation for Customer Solutions, Enhances an Already Competitive Market, and Fortifies U.S. National Security and the American “Core Tech” Sector

Companies Plan to Vigorously Defend the Transaction in Court

HOUSTON & SUNNYVALE, Calif. – January 30, 2025 – Hewlett Packard Enterprise (NYSE:HPE) and Juniper Networks, Inc. (NYSE:JNPR) today responded to the filing of a complaint by the U.S. Department of Justice seeking to prohibit closing of HPE’s proposed acquisition of Juniper:

“We believe the Department of Justice’s analysis of this acquisition is fundamentally flawed and we are disappointed in its decision to file a suit attempting to prohibit the closing of the transaction. We will vigorously defend against the Department of Justice’s overreaching interpretation of antitrust laws and will demonstrate how this transaction will provide customers with greater innovation and choice, positively change the dynamics in the networking market by enhancing competition, and strengthen the backbone of U.S. networking infrastructure. Consistent with the conclusions reached by all other major antitrust regulators who have reviewed the deal, this transaction brings together two complementary networking offerings and will create a networking player with the scope and scale to more effectively compete with global incumbents. This proposed acquisition will provide customers of all sizes with a modern, secure network built with AI and for AI to ensure a better user and operator experience, and will create more competition, not less.”

The facts in support of this transaction are clear:

There is extensive evidence that shows this acquisition is pro-competitive and the product area that is the focus of the DOJ’s suit – Wireless Local Area Network (WLAN) – is characterized by robust competition, with at least eight alternatives to HPE and Juniper.

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The DOJ’s claim that the WLAN market is composed of three primary players is substantially disconnected from market realities. As customers shift to AI and cloud-driven business strategies for secure, unified technology solutions to protect their data, barriers to entry have decreased and expansion and competition for WLAN has intensified. As such, WLAN is an extremely competitive market with a broad set of players, all of whom are fighting for business and winning bids in competitive RFP processes. The transaction will not impede the ability of other WLAN vendors to vigorously compete.

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These allegations ignore well capitalized competitors in the U.S. – several of which hold market shares comparable to Juniper and one of which holds more than 50% market share. These competitors generate business across all customer sizes and industry verticals, including large enterprise customers, who often solicit bids from five competitors for each opportunity.

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The transaction has been approved by antitrust regulators in 14 jurisdictions, including the European Commission and the U.K. CMA, each of which unconditionally cleared the transaction and acknowledged the pro-competitive benefits of this transaction. Other than Israel, the U.S. is the only jurisdiction to not have cleared this deal.

•	Customers support this transaction, and the Department of Justice has not provided any evidence of customer complaints.

The combination creates unparalleled opportunity to better serve both HPE and Juniper customers and acts as an innovation catalyst for the industry.

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This transaction will benefit customers who gain a comprehensive AI-driven and cloud-native IT portfolio including the networking architecture necessary to manage and simplify their expanding and increasingly complex connectivity needs.

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Following the completion of the transaction, the combined company expects to accelerate innovation across the entire networking stack by investing in various R&D initiatives. This innovation will create more compelling solutions for customers and partners.

HPE and Juniper’s complementary combination will create a compelling, U.S.- based alternative globally to incumbents, fortifying the American “core tech” sector that serves as the backbone of U.S. networking infrastructure.

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“Core tech” companies build and maintain the critical infrastructure that enables our entire modern economy and includes essential technologies like large-scale compute, semiconductors, and networking. These are essential to safeguarding national security.

•	The networking space has become a critical arena of vulnerability, particularly as the industry looks toward 6G development and quantum-secure communications.

•	The transaction will create a robust U.S.-based provider of core technology infrastructure that can help to protect against national security risks in the global technology market.

HPE and Juniper remain fully committed to the transaction and believe we will prevail in litigation and close the transaction so we can deliver the benefits of this acquisition to our customers.

About Hewlett Packard Enterprise

Hewlett Packard Enterprise (NYSE: HPE) is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze, and act upon data seamlessly. The company innovates across networking, hybrid cloud, and AI to help customers develop new business models, engage in new ways, and increase operational performance. For more information, visit: www.hpe.com.

About Juniper Networks

Juniper is dedicated to dramatically simplifying network operations and driving superior experiences for end users. Our solutions deliver industry-leading insight, automation, security and AI to drive real business results. We believe that powering connections will bring us closer together while empowering us all to solve the world’s greatest challenges of well-being, sustainability and equality. Additional information can be found at https://www.juniper.net/ or connect with Juniper on X (formerly Twitter), LinkedIn and Facebook.

Media Contacts:

HPE

Laura Keller

laura.keller@hpe.com

Juniper

Pelin Murphy

pelin@juniper.net

Investor Contacts:

HPE

Paul Glaser

investor.relations@hpe.com

Juniper

Jess Lubert

jlubert@juniper.net

Forward-looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding the outcome of the litigation; any statements regarding the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the transaction, and to realize additional opportunities for growth and innovation; any statements regarding the expected benefits of the transaction contemplated by this document, including enhanced opportunities for growth, the delivery of customer benefits and the realization and timing of economic benefits; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the ability of HPE and Juniper to prevail in the litigation prior to the termination of the merger agreement or to prevail at all; the possibility that the expected benefits of the consummated transaction may not materialize as expected; that the parties are unable to successfully implement integration strategies; potential adverse business uncertainty resulting from the completion of the transaction; and other risks that are described in HPE’s and Juniper’s SEC reports, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2024 and Juniper’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2024, both filed with the Securities and Exchange Commission. HPE and Juniper assume no obligation and do not intend to update these forward-looking statements.